UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 10, 2006

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    333-97687                 11-3621755
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1055 Stewart Avenue, Suite 12, Bethpage, New York 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

      On March 10, 2006, SearchHelp, Inc. (the "Company") accepted an offer from William Bozsnyak, the Company's Chief Executive Officer, to purchase six hundred thousand (600,000) shares of the common stock of the Company in exchange for the extinguishment of one hundred eighty thousand dollars ($180,000) of indebtedness owed by the Company to Mr. Bozsnyak.

      As the transaction did not involve a public offering, the transaction was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 13, 2006

                                      SEARCHHELP, INC.

                                      By:  /s/ Joseph Carrizzo
                                         --------------------------------
                                      Name:    Joseph Carrizzo
                                      Title:   President